Supplement to the currently effective  Statements of Additional  Information for
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the listed fund:
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Scudder Emerging Markets Income Fund - All Classes

The following sentence revises the "INVESTMENT POLICIES AND TECHNIQUES - General Investment Objectives and Policies" section of the Fund's Statements of Additional Information:

The fund may invest up to 10% of net assets in bonds of grade D/C (including unrated bonds deemed by the Advisor to be of comparable quality), which are usually in default.

The  following  sentence  revises the  "INVESTMENT  POLICIES  AND  TECHNIQUES  -
Strategic   Transactions"   section  of  the  Fund's  Statements  of  Additional
Information:

Some Strategic Transactions may be used to enhance potential gain although no more than 15% of Scudder Emerging Market Income Fund's assets, and no more than 5% of Scudder Global Bond Fund's assets, will be committed to Strategic Transactions entered into for non-hedging purposes.

The following paragraphs revise the "INVESTMENT POLICIES AND TECHNIQUES" section of the Fund's Statements of Additional Information:

Currency Hedging Transactions. A fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. A fund may also engage in currency transactions for non-hedging purposes. For example, a fund may use currency derivatives when the Advisor believes that the currency markets offer better risk/reward opportunities than traditional bonds denominated in the relevant currency. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the

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aggregate  market value (at the time of entering  into the  transaction)  of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below. A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies.

Currency transactions involve some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency to which the transaction relates fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency transaction, a fund will comply with the asset segregation requirements described below.










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May 12, 2003